Subsequent Events	6 Months Ended	12 Months Ended
	Sep. 30, 2019	Mar. 31, 2019
Subsequent Events [Abstract]
Subsequent Events

Note 10 — Subsequent events

The Company has evaluated subsequent events through November 25, 2019, the date these condensed combined and consolidated financial statements were available to be issued and determined that no subsequent events have occurred that would require recognition in the condensed combined and consolidated financial statements or disclosures in the notes.

Note 10 — Subsequent Events

The Company has evaluated subsequent events through May 29, 2019 the date these combined and consolidated financial statements were available to be issued.

In May 2019, the Company achieved its first development and regulatory milestone under the HanAll Agreement which will result in a $10.0 million milestone payment that the Company expects to pay during the second quarter of the year ending March 31, 2020.